Exhibit D-2

                         INCOME TAX ALLOCATION AGREEMENT

                             ONE-HUNDRETH AMENDMENT


Mirant ICE Investments, Inc. was incorporated in 2001 and is wholly owned by Mirant Americas Energy Marketing Investments, Inc. Mirant ICE Investments, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 2001.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of March, 2002.



ATTEST                                             Mirant ICE Investments, Inc.



__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                           ONE-HUNDRED FIRST AMENDMENT


Mirant Portage County Investments, Inc. was incorporated in 2001 and is wholly owned by Mirant Americas, Inc. Mirant Portage County Investments, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 2001.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of March, 2002.



ATTEST                                  Mirant Portage County Investments, Inc.



__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                          ONE-HUNDRED SECOND AMENDMENT


Alabama Synfuel Energy, Inc. was incorporated in 2001 and is wholly owned by Southern Company Holdings, Inc. Alabama Synfuel Energy, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 2001.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of March, 2002.



ATTEST                                            Alabama Synfuel Energy, Inc.


__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                           ONE-HUNDRED THIRD AMENDMENT


Synfuel Services, Inc. was incorporated in 2001 and is wholly owned by Southern Company Holdings, Inc. Synfuel Services, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 2001.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of March, 2002.



ATTEST                                              Synfuel Services, Inc.


__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                          ONE-HUNDRED FOURTH AMENDMENT


Energy Related Activities, Inc. was incorporated in 2001 and is wholly owned by Southern Company Holdings, Inc. Energy Related Activities, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 2001.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of March, 2002.



ATTEST                                        Energy Related Activities, Inc.


__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                           ONE-HUNDRED FIFTH AMENDMENT


Southern Power Company was incorporated in 2001 and is wholly owned by The Southern Company. Southern Power Company does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 2001.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of March, 2002.



ATTEST                                              Southern Power Company


__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                           ONE-HUNDRED SIXTH AMENDMENT


Southern Company Holdings, Inc. was incorporated in 2001 and is owned by The Southern Company (87.94%) and Southern Management Development, Inc. (12.06%). Southern Company Holdings, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 2001.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of March, 2002.



ATTEST                                        Southern Company Holdings, Inc.


__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                         ONE-HUNDRRED SEVENTH AMENDMENT


Southern Company Funding Corporation was incorporated in 2001 and is wholly owned by The Southern Company. Southern Company Funding Corporation does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 2001.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of March, 2002.



ATTEST                                   Southern Company Funding Corporation


__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                          ONE-HUNDRED EIGHTH AMENDMENT


Southern Company Electrotechnologies, Inc. was incorporated in 2001 and is wholly owned by Southern Company Holdings, Inc. Southern Company
Electrotechnologies, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 2001.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of March, 2002.



ATTEST                               Southern Company Electrotechnologies, Inc.


__________________________________      BY: _________________________________